EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ___
                        ----------------------------------

                                 CITIBANK, N.A.
               --------------------------------------------------
               (Exact name of trustee as specified in its charter)


        NEW YORK                                               13-5266470
---------------------------                                -------------------
 (State of incorporation                                    (I.R.S. employer
if not a U.S. national bank                                identification no.)


399 PARK AVENUE, NEW YORK, NEW YORK                              10043
--------------------------------------                         ----------
(Address of principal executive office)                        (Zip Code)

                           ---------------------------



                      GENERAL MOTORS ACCEPTANCE CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


         DELAWARE                                               38-0572512
-------------------------------                            -------------------
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                             identification no.)


     3044 WEST GRAND BOULEVARD
        DETROIT, MICHIGAN                                        48202
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip Code)

                             -----------------------


                                MEDIUM TERM NOTES
                       ----------------------------------
                       (Title of the indenture securities)

Item 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

          a) Name and address of each examining or supervising authority to which it is subject.

               NAME                                           ADDRESS
               Comptroller of the Currency                    Washington, D.C.

               Federal Reserve Bank of New York               New York, NY
               33 Liberty Street
               New York, NY

               Federal Deposit Insurance Corporation          Washington, D.C.

          (b)  Whether it is authorized to exercise corporate trust powers. Yes.

Item 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16   LIST OF EXHIBITS.

          List  below  all  exhibits   filed  as  part  of  this   Statement  of
          Eligibility.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

          Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983).

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

          Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519).

          Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988).

          Exhibit 5 - Not applicable.

          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227).

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A.(as of March 31, 1998 - attached).

          Exhibit 8 - Not applicable.

          Exhibit 9 - Not applicable.


                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 20th day of July, 1998.


                                          CITIBANK, N.A.


                                          /s/Wafaa Orfy
                                          ----------------------
                                          By: Wafaa Orfy
                                          Senior Trust Officer

                             Charter No. 1461
                        Comptroller of the Currency
                           Northeastern District
                            REPORT OF CONDITION
                               CONSOLIDATING
                           DOMESTIC AND FOREIGN
                              SUBSIDIARIES OF
                              Citibank, N. A.

Of New York in the State of New York, at the close of business on March 31, 1998 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161, Charter Number 1461 Comptroller of the Currency Northeastern District.

                                  ASSETS
                                                             Thousands
                                                             of dollars
                                                            ------------
Cash and balances due from depository institutions:
  Noninterest-bearing balances
    and currency and coin                                   $  6,890,000
  Interest-bearing balances:                                  14,848,000
  Held-to-maturity securities                                        0
  Available-for-sale securities                               31,464,000
Federal funds sold and securities purchased under
  agreements to resell                                        19,345,000
Loans and lease financing receivables:
  Loans and leases, net of unearned income   $159,106,000
LESS: Allowance for loan and lease losses       4,259,000
                                             ------------
Loans and leases, net of unearned
  income, allowance, and reserve                             154,847,000
Trading assets                                                36,633,000
Premises and fixed assets (including capitalized leases)       3,376,000
Other real estate owned                                          485,000
Investments in unconsolidated
  subsidiaries and associated companies                        1,386,000
Customers' liability to this bank on
  acceptances outstanding                                      1,824,000
Intangible assets                                                160,000
Other assets                                                   9,670,000
                                                            ------------
TOTAL ASSETS                                                $280,928,000
                                                            ============

                                LIABILITIES
Deposits:
  In domestic offices                                       $ 37,884,000
    Noninterest-bearing                     $ 12,822,000
    Interest-bearing                          25,062,000
                                             ------------
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                   155,776,000
      Noninterest-bearing                      9,878,000
      Interest-bearing                       145,898,000
                                             ------------
Federal funds purchased and securities sold under
  agreements to repurchase                                     7,429,000
Trading liabilities                                           29,266,000
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases):
     With a  remaining  maturity  of one year or less          9,518,000
     With a remaining maturity of more than one year
      through three years                                      2,340,000
     With a remaining maturity of more than three years          898,000
Bank's liability on acceptances executed and outstanding       1,992,000
Subordinated notes and debentures                              5,600,000
Other liabilities                                             12,507,000
                                                            ------------
TOTAL LIABILITIES                                           $263,210,000
                                                            ============

                              EQUITY CAPITAL
Perpetual preferred stock and related surplus                          0
Common stock                                                $    751,000
Surplus                                                        7,604,000
Undivided profits and capital reserves                         9,617,000
Net unrealized holding gains (losses)
  on available-for-sale securities                               443,000
Cumulative foreign currency translation adjustments             (697,000)
                                                            ------------
TOTAL EQUITY CAPITAL                                        $ 17,718,000
                                                            ------------
TOTAL LIABILITIES, LIMITED-LIFE
  PREFERRED STOCK, AND EQUITY CAPITAL                       $280,928,000
                                                            ============

      I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                 ROGER W. TRUPIN
                                 ---------------
                                   CONTROLLER


      We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                PAUL J. COLLINS
                                  JOHN S. REED
                               WILLIAM R. RHODES
                               -----------------
                                    DIRECTORS